                                                                EXHIBIT 10.16(b)


                                 FIRST AMENDMENT
                                       TO
                            ASSET PURCHASE AGREEMENT



         This FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this
 "Amendment") is made as of April 15, 1997 by and between Digital Television Services of Georgia, LLC, a Georgia limited liability company ("Purchaser") and DigiCom Services, Inc., a Georgia corporation ("Seller").

                                    RECITALS

         Purchaser and Seller entered into an Asset Purchase Agreement dated as of February 19, 1997 (the "Agreement"). Capitalized terms used herein which are not otherwise defined shall have the meaning set forth in the Agreement. Purchaser and Seller have determined that it is in their mutual best interest to amend the Agreement in accordance with Section 11.8 thereof.

                               TERMS OF AMENDMENT

         Purchaser and Seller agree as follows:

         1. AMENDMENT TO SECTION 4.1. Section 4.1 shall be deleted in its entirety and the following new Section 4.1 shall be inserted in lieu thereof:

         "4.1. PURCHASE PRICE. The purchase price for the Purchased Assets (the "Purchase Price") shall be Nine Hundred Twenty-One Thousand Five Hundred Twenty-Two Dollars ($921,522), subject to adjustment as provided in Section 4.4 herein."

         2. AMENDMENT TO SECTION 4.3(b). Section 4.3(b) shall be deleted in its entirety and the following new Section 4.3(b) shall be inserted in lieu thereof:

                  "(b) An aggregate amount not to exceed Eight Hundred Sixty-Three Thousand Seven Hundred Twenty-Two Dollars ($863,722), subject to adjustment as provided for in Section 4.4 herein, by certified or cashier's check, or by wire transfer of immediately available funds to an account or accounts designated in writing by Seller (together with the Escrow Deposit and the Additional Deposit, the "Closing Payment"). Seller shall notify Purchaser no later than thirty (30) days prior to the Closing Date of the actual amount of the Closing Payment."

         3. AMENDMENT TO SECTION 8.9(j). Section 8.9(j) shall be deleted in its entirety and the following new Section 8.9(j) shall be inserted in lieu thereof:

                  "(j) Noncompetition Agreement with each of Seller, Jonathan W. Moore and Robert S. Moore substantially in the forms attached hereto as Schedule 8.9(a), 8.9(b) and 8.9(c); and"

         4. AMENDMENT OF SCHEDULE 8.9. Schedule 8.9 shall be deleted in its entirety and Schedule 8.9(a), Schedule 8.9(b) and Schedule 8.9(c) attached hereto shall be inserted in lieu thereof.

         5. MODIFICATION. Except as modified hereby, the terms and conditions of the Agreement shall remain in full force and effect.


         6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to the choice of law provisions thereof.

         7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one in the same Amendment.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Purchaser and Seller have executed this Amendment as of this date first set forth above.

                                    PURCHASER:

                                    Digital Television Services of Georgia, LLC

                                    By:  DTS Management, LLC
                                    Its: Member

                                         By:
                                             -----------------------------------
                                             Douglas S. Holladay, Jr., President
                                             and Manager


                                    SELLER:

                                    DigiCom Services, Inc.

                                    By:
                                        ----------------------------------------
                                        Jonathan W. Moore, President


                                        3